                               Managed Municipals
                                Portfolio II Inc.

                               Semi-Annual Report

                                February 28, 1999

                                   [GRAPHIC]

                               Managed Municipals
                                Portfolio II Inc.

                                   [GRAPHIC]

                                February 28, 1999

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Managed Municipals Portfolio II Inc. ("Fund") for the period ended February 28, 1999. Over the six months covered by this report, the Fund distributed income dividends totaling $0.25 per share. The table below shows the annualized distribution rate and six-month total return based on the Portfolio's February 28, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

             Price           Annualized            Six-Month
           Per Share      Distribution Rate*      Total Return
           ---------      ------------------      ------------
           $12.21 (NAV)         4.82%                1.54%
           $10.813 (NYSE)       5.44%                3.79%

      In comparison, general closed-end municipal bond funds posted an average total return on NAV of 2.04% for the same six month period, as reported by Lipper Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

      During the reporting period, the bond markets have not been dull. Following the Asian crisis, Russia's default and the problems with a major hedge fund we continued to see some turbulence. The bottom line though, is that, inflation is near historic lows, the U.S. economy is quite solid and the Federal Reserve Board ("Fed") has adopted a more accommodative stance for short-term rates. It all adds up to a positive backdrop for bonds.

----------
* This distribution assumes a current monthly income dividend rate of $0.049 per share for twelve months.


                                   [GRAPHIC]
-------------------------------------  1  --------------------------------------

      In our view, the large drop in rates last year in the U.S. government bond market was not caused by economic fundamentals but primarily the unwinding of huge short positions by major hedge funds. In fact, 1998 was the first year in our career where the economic fundamentals seemed to mean absolutely nothing to the bond market.

Investment Strategy

      The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with the preservation of principal. As of February 28, 1999, approximately 84.1% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investor Service Inc., with about 43.2% of the Portfolio invested in AAA/Aaa bonds, the highest possible rating. The Portfolio's largest holdings are concentrated in miscellaneous bonds (14.2%), transportation bonds (11.7%), general obligation bonds (11.2%) and education bonds (11.2%) because we believe they offer good relative values.

Municipal Bond Market Outlook

      Over the short term, we do not think that future Fed monetary policy will be influenced by conditions in the financial markets and that Fed decisions on rates will be driven by the state of the U.S. economy. Unless there are signs of inflationary pressures, we do not anticipate any Fed tightening in the coming months. However, if the U.S. economy begins to re-accelerate and labor markets continue to tighten, the Fed may raise rates in the second half of 1999.

      As we have noted, the fundamentals -- low inflation and a benign Fed monetary policy -- are favorable for the bond markets. We think these positive conditions will be with us in the coming months. As we get closer to a presidential election year, the economy may pick-up. At that point we may take a more conservative stance in the Fund than we currently follow. We believe that the economy should be our guide, because it will be the key factor affecting future Fed monetary policy.

      In rallies, municipal bonds generally underperform versus U.S. government bonds and corporate bonds. That happened in July, August, September and October of last year. However, with long-term municipal bonds yielding roughly 94% of long-term U.S. Treasury bonds, we think


                                   [GRAPHIC]
-------------------------------------  2  --------------------------------------
that municipal bonds are very attractive on a relative basis. And if rates do rise, the volume of new issues and refunding deals in the municipal bond market will decrease, causing more favorable supply and demand conditions and providing support for municipal bond prices.

      In closing, thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                      /s/ Joseph P. Deane

Heath B. McLendon                          Joseph P. Deane
Chairman                                   Vice President and
                                           Investment Officer

April 9, 1999


                                   [GRAPHIC]
-------------------------------------  3  --------------------------------------

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investor Services Group Inc.) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears beginning on page 24. The description is based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by SSBC Fund Management Inc., formerly known as Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


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-------------------------------------  4  --------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                          February 28, 1999 (unaudited)
--------------------------------------------------------------------------------

 Face
Amount    Rating(a)          Security                                    Value
================================================================================
Alaska -- 2.2%
$ 2,895,000  A2*   Alaska Industrial Development & Export
                    Authority Revolving Fund, Series A,
                    6.500% due 4/1/14 (b)                            $ 3,112,125
--------------------------------------------------------------------------------
California -- 10.6%
  2,500,000  Baa3* California Educational Facilities Authority
                    Revenue, (Pooled College & University
                    Projects), Series A, 5.625% due 7/1/23             2,600,000
  1,000,000  AAA   California Health Facilities Finance Authority
                    Revenue, Kaiser Permanente, Series A,
                    FSA-Insured, 5.500% due 6/1/22                     1,056,250
  5,105,000  AAA   Los Angeles County, CA Metropolitan
                    Transportation Authority, Sales Tax Revenue,
                    First Tier, Series A, MBIA-Insured,
                    5.250% due 7/1/18                                  5,226,244
  1,000,000  AAA   Los Angeles County, CA Public Works
                    Financing Authority Lease Revenue,
                    (Multiple Capital Facilities Project V),
                    AMBAC-Insured, 5.125% due 6/1/17                   1,016,250
  1,465,000  AA    Metropolitan Water District, Southern
                    California Water Works, Series A,
                    5.000% due 7/1/16                                  1,479,650
  2,200,000  AAA   Roseville, CA Water Utility Revenue,
                    COP, FGIC-Insured, 5.200% due 12/1/18              2,249,500
  1,000,000  AAA   San Jose, CA Redevelopment Agency, Tax
                    Allocation (Merged Area Redevelopment
                    Project), MBIA-Insured, 5.250% due 8/1/16          1,028,750
--------------------------------------------------------------------------------
                                                                      14,656,644
--------------------------------------------------------------------------------
Colorado -- 16.9%
  1,000,000  Aaa*  Arapahoe County, CO Capital Improvement
                    Trust Fund, E-470 Public Highway Authority
                    Revenue, (Pre-Refunded -- Escrowed with
                    U.S. government securities to 8/31/05 Call
                    @ 103), 7.000% due 8/31/26                         1,196,250
  1,000,000  A     Colorado Health Facilities Authority Revenue,
                    Series B, Remarketed 7/8/98,
                    5.350% due 8/1/15                                  1,020,000
  4,000,000  BBB+  Colorado Springs, CO Airport Revenue, Series A,
                    7.000% due 1/1/22 (b)(c)                           4,355,000

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
-------------------------------------  5  --------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount    Rating(a)          Security                                    Value
================================================================================
Colorado -- 16.9% (continued)
$30,000,000  Aaa* Dawson Ridge, CO Metropolitan District
                    No. 1, Series A, (Escrowed to maturity
                    with REFCO Strips), zero coupon bond
                    to yield 5.213% due 10/1/22                      $ 8,062,500
                   Denver, CO City & County Airport Revenue,
                    Series C:
  3,465,000  BBB+     6.125% due 11/15/25 (b)(c)                       3,664,237
  2,785,000  BBB+     Partially Escrowed to maturity with
                       U.S. government securities,
                       6.125% due 11/15/25 (b)(c)(d)                   3,060,019
  2,000,000  AAA   E-470 Public Highway Authority, CO Revenue,
                    Series A, MBIA-Insured, 5.000% due 9/1/15          2,010,000
--------------------------------------------------------------------------------
                                                                      23,368,006
--------------------------------------------------------------------------------
Florida -- 5.2%
  1,000,000  AAA   Broward County, FL Airport System Revenue,
                    Passenger Facility Convertible Lien,
                    Series H-2, AMBAC-Insured,
                    4.750% due 10/1/23                                   956,250
  1,500,000  BBB-  Martin County, FL IDA, (Indiantown Cogeneration
                    Project), Series A, 7.875% due 12/15/25 (b)        1,717,500
  4,000,000  NR    Tampa, FL Revenue, (Florida Aquarium Inc.
                    Project), (Pre-Refunded -- Escrowed with
                    U.S. government securities to 5/1/02
                    Call @102), 7.750% due 5/1/27 (c)(d)               4,565,000
--------------------------------------------------------------------------------
                                                                       7,238,750
--------------------------------------------------------------------------------
Hawaii -- 2.9%
  2,000,000  A     Hawaii State Department of Budget & Finance,
                    Special Purpose Revenue, Kasier Permanente,
                    Series A, 5.100% due 3/1/14                        1,985,000
  2,000,000  AAA   Hawaii State GO, Series CP, FGIC-Insured,
                    5.000% due 10/1/16                                 1,997,500
--------------------------------------------------------------------------------
                                                                       3,982,500
--------------------------------------------------------------------------------
Illinois -- 3.2%
  1,000,000  Aaa*  Illinois HFA, Memorial Health System, MBIA-Insured,
                    5.250% due 10/1/18                                 1,010,000
                   Kane County, IL GO, School District No. 129,
                    Aurora West Side, FGIC-Insured:
    590,000  Aaa*     5.500% due 2/1/11                                  632,037
    675,000  Aaa*     5.500% due 2/1/12                                  718,031

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
-------------------------------------  6  --------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount    Rating(a)          Security                                    Value
================================================================================
Illinois -- 3.2% (continued)
$ 1,000,000  Aaa*     5.125% due 2/1/14                              $ 1,017,500
  1,000,000  Aaa*     5.000% due 2/1/16                                  993,750
--------------------------------------------------------------------------------
                                                                       4,371,318
--------------------------------------------------------------------------------
Iowa -- 1.2%
  1,500,000  AA-   Dawson, IA IDR, (Cargill Inc. Project),
                    6.500% due 7/15/12                                 1,620,000
--------------------------------------------------------------------------------
Louisiana -- 0.7%
  1,000,000  AAA   Louisiana Local Government Environment
                    Facilities, Community Development
                    Authority Revenue, Capital Projects &
                    Equipment Acquisition, AMBAC-Insured,
                    4.500% due 12/1/18                                   932,500
--------------------------------------------------------------------------------
Maryland -- 0.8%
  4,000,000  NR    Maryland State Energy Financing Administration,
                    Solid Waste Disposal Revenue, (Hagerstown
                    Recycling Project), 9.000% due 10/15/16 (b)(e)     1,080,000
--------------------------------------------------------------------------------
Massachusetts -- 3.1%
  1,000,000  AAA   Massachusetts State HFA, Housing Development,
                    Series B, MBIA-Insured, 5.300% due 12/1/17         1,018,750
  1,357,839  NR    Massachusetts State IFA, Solid Waste Disposal
                    Revenue, Sr. Lien, (Massachusetts Paper Co.
                    Project), 8.500% due 11/1/12                       1,330,682
                   Massachusetts State Water Resource Authority,
                    MBIA-Insured:
  1,000,000  AAA      Series B, 5.000% due 12/1/25                       975,000
  1,000,000  AAA      Series C, 5.250% due 12/1/20                     1,008,750
--------------------------------------------------------------------------------
                                                                       4,333,182
--------------------------------------------------------------------------------
Michigan -- 8.7%
  4,000,000  NR    Michigan State Strategic Fund Resource
                    Recovery, Limited Obligation Revenue,
                    Central Wayne Energy Recovery L.P.,
                    Series A, 7.000% due 7/1/27 (b)                    4,050,000
  2,000,000  AA    Michigan State Building Authority
                    Revenue, Facilities Program, Series 1,
                    4.750% due 10/15/17                                1,925,000
  5,600,000  NR    Midland County, MI Economic Development Corp.,
                    PCR, Limited Obligation, Series B, 9.500%
                    due 7/23/09 (b)(c)                                 6,020,000
--------------------------------------------------------------------------------
                                                                      11,995,000
--------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
-------------------------------------  7  --------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount    Rating(a)          Security                                    Value
================================================================================
Missouri -- 1.5%
$ 1,000,000  AAA   Fenton, MO COP (Capital Improvements
                    Project), MBIA-Insured, 5.125% due 9/1/17         $1,008,750
  1,000,000  AAA   St. Louis, MO Board of Education, GO,
                    Missouri Direct Deposit Program, Series B,
                    FGIC-Insured, 5.000% due 4/1/16                    1,000,000
--------------------------------------------------------------------------------
                                                                       2,008,750
--------------------------------------------------------------------------------
Montana -- 1.4%
  2,000,000  NR    Montana State Board of Investment Resource
                    Recovery Revenue, (Yellowstone Energy L.P.
                    Project), 7.000% due 12/31/19 (b)                  1,935,000
--------------------------------------------------------------------------------
Nevada -- 3.7%
  4,650,000  Baa2* Clark County, NV IDR, Southwest Gas Corp.,
                    Series B, 7.500% due 9/1/32 (b)(c)                 5,126,625
--------------------------------------------------------------------------------
New Jersey -- 1.3%
    780,000  AAA   Essex County, NJ Improvement Authority
                    Revenue, Utility System, Orange Franchise,
                    Series A, MBIA-Insured, 5.375% due 7/1/18            805,350
  1,000,000  AAA   Middlesex County, NJ COP, MBIA-Insured,
                    5.200% due 6/15/18                                 1,017,500
--------------------------------------------------------------------------------
                                                                       1,822,850
--------------------------------------------------------------------------------
New York -- 7.1%
  2,000,000  A-    Long Island Power Authority, NY Electric System
                    Revenue, Series A, 5.500% due 12/1/29              2,060,000
  2,000,000  AA    New York, NY Transitional Finance Authority
                    Revenue, Future Tax Secured, Series B,
                    4.750% due 11/1/17                                 1,955,000
                   New York State Dormitory Authority Revenue:
  1,135,000  AAA    Barnard College, AMBAC-Insured,
                      5.250% due 7/1/16                                1,169,050
  1,000,000  AAA    City University System, Series A,
                      FGIC-Insured, 5.000% due 7/1/16                  1,006,250
  1,500,000  AAA    Mental Health Services Facilities, Series D,
                      FSA-Insured, 5.125% due 8/15/17                  1,511,250
  1,000,000  AAA    Montefiore Medical Center, AMBAC/
                      FHA-Insured, 5.250% due 2/1/15                   1,030,000
  1,000,000  AAA    Municipal Health Facility Improvement
                      Program, Series A, FSA-Insured,
                      5.500% due 5/15/16                               1,047,500
--------------------------------------------------------------------------------
                                                                       9,779,050
--------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
-------------------------------------  8  --------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount    Rating(a)          Security                                    Value
================================================================================
North Carolina -- 1.2%
$ 1,500,000  A3*   Coastal Regional Solid Waste Management
                    Disposal Authority, NC Solid Waste Disposal
                    Revenue, 6.500% due 6/1/08                        $1,623,750
--------------------------------------------------------------------------------
Ohio -- 0.9%
  1,220,000  AAA   Ohio State Higher Educational Facility
                    Commission Revenue, University of Dayton,
                    AMBAC-Insured, 5.350% due 12/1/17                  1,271,850
--------------------------------------------------------------------------------
Puerto Rico -- 0.7%
  1,000,000  AAA   Puerto Rico Commonwealth Infrastructure
                    Financing Authority, Series A, AMBAC-Insured,
                    5.000% due 7/1/16                                  1,017,500
--------------------------------------------------------------------------------
South Carolina -- 3.2%
  2,000,000  AAA   Lexington County, SC Health Services District,
                    Hospital Revenue, FSA-Insured, 5.250%
                    due 11/1/17                                        2,037,500
  2,120,000  A3*   Myrtle Beach, SC COP, (Myrtle Beach Convention
                    Center Project), 6.875% due 7/1/07                 2,366,450
--------------------------------------------------------------------------------
                                                                       4,403,950
--------------------------------------------------------------------------------
Tennessee -- 0.7%
  1,000,000  AA    Metropolitan Government of Nashville & Davidson
                    County, TN Electrical Revenue, Series A,
                    5.125% due 5/15/15                                 1,012,500
--------------------------------------------------------------------------------
Texas -- 8.3%
  1,000,000  Aaa*  Azle, TX ISD, PSFG, Series C,
                    5.000% due 2/15/22                                   982,500
  2,000,000  Baa1* Brazos River Authority, TX PCR, Utility Electric
                    Company, Series C, 5.550% due 6/1/30               1,950,000
                   Burleson, TX ISD, GO, PSFG:
    435,000  Aaa*   6.750% due 8/1/24                                    501,337
  1,065,000  NR     Pre-Refunded -- Escrowed with U.S.
                      government securities to 8/1/06,
                      Call @ 100, 6.750% due 8/1/24 (d)                1,247,381
  1,000,000  AA    Harris County, TX GO, Toll Road Sub. Lien,
                    5.125% due 8/15/17                                 1,012,500
  1,000,000  AAA   Houston, TX ISD, GO, PSFG, Series A,
                    4.750% due 2/15/22                                   952,500
  1,830,000  AAA   Texas State GO, Water Development, Series D,
                    5.000% due 8/1/16                                  1,846,013

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
-------------------------------------  9  --------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount    Rating(a)          Security                                    Value
================================================================================
Texas -- 8.3% (continued)
$ 1,500,000  AAA   Texas Water Development Board Revenue,
                    State Revolving Fund, Sr. Lien, Series B,
                    5.000% due 7/15/15                               $ 1,505,625
  1,520,000  AAA   West Texas Municipal Power Agency Revenue,
                    MBIA-Insured, 5.000% due 2/15/16                   1,520,000
--------------------------------------------------------------------------------
                                                                      11,517,856
--------------------------------------------------------------------------------
Virgin Islands -- 0.7%
  1,000,000  BBB-  Virgin Islands Public Finance Authority
                    Revenue, Sr. Lien, Series A,
                    5.500% due 10/1/22                                 1,003,750
--------------------------------------------------------------------------------
Virginia -- 8.4%
  2,000,000  AAA   Riverside, VA Regional Jail Facility Revenue,
                    MBIA-Insured, 6.000% due 7/1/25                    2,197,500
  2,000,000  AA    Virginia College Building Authority,
                    VA Educational Facilities Revenue,
                    21st Century College Program,
                    5.125% due 8/1/11                                  2,107,500
                   Virginia State Housing Development Authority:
                    Commonwealth Mortgage Revenue:
  1,000,000  AAA      Series D, Subseries D-2, Remarketed 1/4/96,
                       MBIA-Insured, 5.600% due 7/1/12                 1,047,500
  1,245,000  AA+      Series D, Subseries D-3, Remarketed
                       5/30/96, 5.700% due 7/1/09                      1,305,694
  3,730,000  AA+      Series F, Subseries F-1, Remarketed 9/12/95,
                       6.400% due 7/1/17                               3,967,788
    925,000  AA+    Multi-Family Housing Revenue, Series K,
                      5.900% due 11/1/11                                 985,125
--------------------------------------------------------------------------------
                                                                      11,611,107
--------------------------------------------------------------------------------
Washington -- 0.8%
  1,000,000  AAA   Washington State Public Power Supply System,
                    (Nuclear Project No. 2), Series A, FSA-Insured,
                    5.125% due 7/1/11                                  1,043,750
--------------------------------------------------------------------------------
West Virginia -- 1.3%
                   Marion County, WV County Commissioner,
                    Solid Waste Disposal Facilities Revenue,
                    Adirondack Recycling:
  1,757,356  NR       Series A, 8.000% due 12/1/25 (b)                 1,581,621
    249,590  NR       Series B, 10.000% due 12/1/25 (b)                  224,631
--------------------------------------------------------------------------------
                                                                       1,806,252
--------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
------------------------------------  10  --------------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                    February 28, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount    Rating(a)          Security                                    Value
================================================================================
Wisconsin -- 3.3%
                   Wisconsin Housing & Economic
                    Development Authority, Series A:
$ 2,000,000  AA       Home Ownership Revenue,
                       6.450% due 3/1/17                             $ 2,122,500
  1,370,000  AA-   Housing Revenue, 5.650% due 11/1/23                 1,392,263
  1,000,000  AAA   Wisconsin State Health & Educational
                    Facilities Authority Revenue,
                    (Medical College of Wisconsin Project),
                    MBIA-Insured, 5.400% due 12/1/16                   1,030,000
--------------------------------------------------------------------------------
                                                                       4,544,763
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%                        ------------
                   (COST -- $132,177,730**)                         $138,219,328
                                                                    ------------
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investor's Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Securities segregated by Custodian for open purchase commitment.
(d) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(e)   Security is in default.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definitions of ratings and certain security descriptions.

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          February 28, 1999 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Percent of
 Moody's      and/or     Standard & Poor's   Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Aaa                          AAA                  43.2%
  Aa                           AA                   15.1
   A                            A                    8.8
  Baa                          BBB                  17.0
  NR                           NR                   15.9
                                                   -----
                                                   100.0%
                                                   =====
--------------------------------------------------------------------------------

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
------------------------------------  11  --------------------------------------

--------------------------------------------------------------------------------
                                  Bond Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --    Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --    Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    --    Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investor's Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa   --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --    Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa"
            securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --    Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --    Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


                                   [GRAPHIC]
------------------------------------  12  --------------------------------------

--------------------------------------------------------------------------------
                           Short-Term Security Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

SP-1  --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
A-1   --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety
            characteristics are denoted with a plus (+)sign.
A-2   --    Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
VMIG 1--    Moody's highest rating for issues having a demand feature -- VRDO.
P-1   --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG-1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
                                   (unaudited)
--------------------------------------------------------------------------------

ABAG  -- Association of Bay Area Governments
AIG   -- American International Guaranty
AMBAC -- AMBAC Indemnity Corporation
BAN   -- Bond Anticipation Notes
BIG   -- Bond Investors Guaranty
CGIC  -- Capital Guaranty Insurance Company
CHFCLI-- California Health Facility Construction Loan Insurance
COP   -- Certificate of Participation
EDA   -- Economic Development Authority
FAIRS -- Floating Adjustable Interest Rate Securities
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FRTC  -- Floating Rate Trust Certificates
FSA   -- Financial Security Assurance
GIC   -- Guaranteed Investment Contract
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HDC   -- Housing Development Corporation
HFA   -- Housing Finance Authority
IDA   -- Industrial Development Authority
IDB   -- Industrial Development Board
IDR   -- Industrial Development Revenue
IFA   -- Industrial Finance Agency
INFLOS-- Inverse Floaters
ISD   -- Independent School District
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
MVRICS-- Municipal Variable Rate Inverse Coupon Security
PCR   -- Pollution Control Revenue
PSFG  -- Permanent School Fund Guaranty
RAN   -- Revenue Anticipation Notes
RIBS  -- Residual Interest Bonds
RITES -- Residual Interest Tax-Exempt Securities
SYCC  -- Structured Yield Curve Certificate
TAN   -- Tax Anticipation Notes
TECP  -- Tax Exempt Commercial Paper
TOB   -- Tender Option Bonds
TRAN  -- Tax and Revenue Anticipation Notes
VA    -- Veterans Administration
VRDD  -- Variable Rate Daily Demand
VRWE  -- Variable Rate Wednesday Demand


                                   [GRAPHIC]
------------------------------------  13  --------------------------------------

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                               February 28, 1999
================================================================================

ASSETS:
  Investments, at value (Cost -- $132,177,730)                    $ 138,219,328
  Interest receivable                                                 1,641,132
--------------------------------------------------------------------------------
  Total Assets                                                      139,860,460
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    1,953,920
  Dividends payable                                                     270,063
  Payable to bank                                                       171,209
  Investment advisory fees payable                                      137,572
  Administration fees payable                                            21,680
  Accrued expenses                                                      146,481
--------------------------------------------------------------------------------
  Total Liabilities                                                   2,700,925
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 137,159,535
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      11,235
  Capital paid in excess of par value                               134,234,852
  Undistributed net investment income                                   303,230
  Accumulated net realized loss from security
   transactions and future contracts                                 (3,431,380)
  Net unrealized appreciation of investments                          6,041,598
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.21 a share on 11,234,706 shares of $0.001
   par value outstanding; 500,000,000 shares authorized)          $ 137,159,535
================================================================================

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
------------------------------------  14  --------------------------------------

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                         Ended
                                                                        2/28/99
================================================================================
INVESTMENT INCOME:
  Interest                                                          $ 3,817,703
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                     478,746
  Administration fees (Note 3)                                          136,785
  Shareholder communications                                             56,385
  Audit and legal                                                        26,481
  Directors' fees                                                        20,585
  Shareholder and system servicing fees                                   9,552
  Pricing service fees                                                    4,475
  Registration fees                                                       3,852
  Custody                                                                 3,420
  Other                                                                   4,185
--------------------------------------------------------------------------------
  Total Expenses                                                        744,466
  Less: Investment advisory and administration fee waivers (Note 3)     (88,977)
--------------------------------------------------------------------------------
  Net Expenses                                                          655,489
--------------------------------------------------------------------------------
Net Investment Income                                                 3,162,214
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
  Realized Loss From:
   Security transactions (excluding short-term securities)           (2,333,640)
   Futures contracts                                                   (110,875)
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (2,444,515)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of period                                                5,088,271
   End of period                                                      6,041,598
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                               953,327
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                        (1,491,188)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 1,671,026
================================================================================

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
------------------------------------  15  --------------------------------------

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Six Months
                                                      Ended             Year
                                                     2/28/99            Ended
                                                   (unaudited)         8/31/98
================================================================================
OPERATIONS:
  Net investment income                          $   3,162,214    $   6,195,714
  Net realized gain (loss)                          (2,444,515)       1,007,582
  Increase in net unrealized appreciation              953,327        4,890,299
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             1,671,026       12,093,595
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                             (2,752,503)      (6,479,500)
  Net realized gains                                (1,988,543)      (1,901,590)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                   (4,741,046)      (8,381,090)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (3,070,020)       3,712,505
NET ASSETS:
  Beginning of period                              140,229,555      136,517,050
--------------------------------------------------------------------------------
  End of period*                                 $ 137,159,535    $ 140,229,555
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                    $     303,230    $    (106,481)
================================================================================

                                                           See Notes to
                                                           Financial Statements.
                                   [GRAPHIC]
------------------------------------  16  --------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

      1.    Significant Accounting Policies

      Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1998, reclassifications were made to undistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


                                   [GRAPHIC]
------------------------------------  17  --------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      2.    Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the six months ended February 28, 1999, SSBC waived $69,204 of its investment advisory fee.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended February 28, 1999, SSBC waived $19,773 of its administration fee.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4.    Investments

      For the six months ended February 28, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $14,519,263
--------------------------------------------------------------------------------
Sales                                                                 12,660,132
================================================================================

      At February 28, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 9,330,213
Gross unrealized depreciation                                        (3,288,615)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 6,041,598
================================================================================


                                   [GRAPHIC]
------------------------------------  18  --------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      5.    Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At February 28, 1999, the Fund had no open futures contracts.

      6.    Repurchase Agreements

      The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


                                   [GRAPHIC]
------------------------------------  19  --------------------------------------

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                    1998(1)          1998           1997           1996           1995           1994
======================================================================================================================
Net Asset Value,
  Beginning of Period            $   12.48      $   12.15      $   11.98      $   12.36      $   12.15      $   13.37
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(2)            0.28           0.55           0.63           0.66           0.69           0.64
  Net realized and
   unrealized gain (loss)            (0.12)          0.53           0.48          (0.21)          0.32          (0.61)
----------------------------------------------------------------------------------------------------------------------
Total Income
  From Operations                     0.16           1.08           1.11           0.45           1.01           0.03
----------------------------------------------------------------------------------------------------------------------
Offering Costs Credited
  (Charged) to
  Paid-In Capital                       --             --             --             --             --           0.01
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.25)         (0.58)         (0.66)         (0.67)         (0.68)         (0.67)
  Net realized gains                 (0.18)         (0.17)         (0.28)         (0.16)         (0.12)         (0.59)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.43)         (0.75)         (0.94)         (0.83)         (0.80)         (1.26)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $   12.21      $   12.48      $   12.15      $   11.98      $   12.36      $   12.15
----------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                       3.79%++       (1.31)%         7.75%          7.35%          8.86%          0.72%
----------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                    1.54%++        9.57%          9.86%          4.01%          9.20%          0.48%
----------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)           $ 137,160      $ 140,230      $ 136,517      $ 134,429      $ 138,649      $ 136,248
----------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(2)                         0.96%+         1.10%          1.10%          1.09%          1.14%          1.12%
  Net investment income               4.62+          5.23           5.23           5.31           5.80           5.08
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  9%            66%            97%            63%            95%            85%
----------------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                  $  10.813      $  10.813      $  11.688      $  11.750      $  11.625      $  11.500
======================================================================================================================

(1)   For the six months ended February 28, 1999 (unaudited).
(2) The investment adviser and administrator waived a part of their fees for the six months ended February 28, 1999. If such fees were not waived the per share decrease on the net investment income and the annualized ratio of expenses to average net assets would have been $0.01 and 1.09%, respectively.
* The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


                                   [GRAPHIC]
------------------------------------  20  --------------------------------------

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                             Net Realized                   Net Increase
                                                                            and Unrealized                  (Decrease) in
                     Investment                 Net Investment              Gain (Loss)on                  Net Assets From
                       Income                       Income                   Investments                     Operations
              ---------------------       ----------------------       ----------------------         -----------------------
                               Per                          Per                           Per                            Per
Quarter Ended     Total       Share           Total        Share           Total         Share            Total         Share
=============================================================================================================================
November 30,
    1996      $ 2,227,411  $   0.20       $ 1,879,304   $   0.17       $ 5,753,327    $   0.51        $ 7,632,631    $   0.68
February 28,
    1997        2,180,922      0.19         1,839,607       0.16        (3,515,568)      (0.31)        (1,675,961)      (0.15)
May 31,
    1997        2,225,788      0.20         1,860,549       0.17        (1,006,118)      (0.08)           854,431        0.09
August 31,
    1997        1,927,002      0.17         1,490,559       0.13         4,050,306        0.36          5,540,865        0.49
November 30,
    1997        1,867,638      0.17         1,459,739       0.13         2,741,066        0.25          4,200,805        0.38
February 28,
    1998        1,928,672      0.17         1,555,286       0.14         2,311,045        0.20          3,866,331        0.34
May 31,
    1998        1,932,962      0.17         1,563,665       0.14            (4,226)      (0.00)         1,559,439        0.14
August 31,
    1998        1,999,290      0.18         1,617,024       0.14           849,996        0.08          2,467,020        0.22
November 30,
    1998        1,919,936      0.17         1,605,790       0.14          (355,751)      (0.02)         1,250,039        0.12
February 28,
    1999        1,897,767      0.17         1,556,424       0.14        (1,135,437)      (0.10)           420,987        0.04
=============================================================================================================================


                                   [GRAPHIC]
------------------------------------  21  --------------------------------------

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                NYSE        Net                      Dividend
Record         Payable        Closing      Asset       Dividend    Reinvestment
 Date            Date          Price+      Value+        Paid         Price
================================================================================
 9/24/96       9/27/96        $11.625      $12.09       $0.059       $11.66
10/22/96      10/25/96         11.500       12.20        0.059        11.63
11/25/96      11/29/96         11.438       12.49        0.059        11.50
12/23/96*     12/27/96         11.375       12.11        0.285++      11.56
 1/28/97       1/31/97         11.500       11.85        0.059        11.52
 2/25/97       2/28/97         11.500       12.01        0.059        11.53
 3/24/97       3/27/97         11.375       11.68        0.059        11.32
 4/22/97       4/25/97         11.375       11.56        0.059        11.38
 5/27/97       5/30/97         11.375       11.76        0.059        11.58
 6/24/97       6/27/97         11.875       11.99        0.059        11.94
 7/22/97       7/25/97         12.000       12.34        0.059        12.06
 8/26/97       8/29/97         11.688       12.11        0.059        11.75
 9/23/97       9/26/97         11.563       12.25        0.056        11.71
10/28/97      10/31/97         11.438       12.27        0.056        11.47
11/24/97      11/28/97         11.500       12.36        0.056        11.55
12/22/97*     12/26/97         11.625       12.41        0.170        11.57
 1/27/98       1/30/98         12.188       12.44        0.056        12.12
 2/24/98       2/27/98         11.875       12.42        0.056        11.62
 3/24/98       3/27/98         11.250       12.40        0.050        11.37
 4/21/98       4/24/98         11.125       12.28        0.050        11.10
 5/26/98       5/29/98         10.813       12.38        0.050        11.14
 6/23/98       6/26/98         11.063       12.34        0.050        11.12
 7/28/98       7/31/98         10.813       12.33        0.048        10.86
 8/25/98       8/28/98         10.875       12.43        0.048        10.97
 9/22/98       9/25/98         11.313       12.52        0.049        11.52
10/27/98      10/30/98         11.688       12.46        0.049        11.66
11/23/98      11/27/98         11.563       12.45        0.049        11.55
12/21/98*     12/24/98         11.250       12.28        0.177        11.24
 1/26/99       1/29/99         11.125       12.32        0.049        11.10
 2/23/99       2/26/99         10.875       12.25        0.049        10.93
================================================================================

+   As of record date.
++  Includes market discount.
*   Capital gain distribution.


                                   [GRAPHIC]
------------------------------------  22  --------------------------------------

--------------------------------------------------------------------------------
                       Additional Shareholder Information
                                   (unaudited)
--------------------------------------------------------------------------------

      On December 16, 1998, an annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund, the election of Robert A. Frankel and Heath B. McLendon as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                           Shares        % of      Shares Voted         % of
Directors                Voted For   Shares Voted     Against       Shares Voted
================================================================================
Robert A. Frankel     10,727,967.671    98.850%    164,894.000         1.150%
Heath B. McLendon     10,734,084.671    98.850     158,777.000         1.150
================================================================================

      The results of the vote on Proposal 2 were as follows:

                   % of        Votes        % of         Votes         % of
  Votes For    Shares Voted   Against   Shares Voted   Abstained    Shares Voted
================================================================================
10,723,867.484    98.450%   56,832.187     0.520%      112,162.000     1.030%
================================================================================

      The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Allan J. Bloostein, Martin Brody, Dwight B. Crane and William R. Hutchinson.


                                   [GRAPHIC]
------------------------------------  23  --------------------------------------

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investor Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date


                                   [GRAPHIC]
------------------------------------  24  --------------------------------------

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

                     --------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


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                               Managed Municipals
                                Portfolio II Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


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                                   [GRAPHIC]

              This report is intended only for shareholders of the
                      Managed Municipals Portfolio II Inc.
               It is not a Prospectus, circular or representation
             intended for use in the purchase or sale of shares of
             the Fund or of any securities mentioned in the report.
                                   FD0880 4/99